Exhibit 10.60
January 2013

EXHIBIT B

PRICING FOR PRODUCT LINE

New Product Amendment, effective [****]

Prices

MODELO ESPECIAL CHELADA [****]

A.	[****] Per Case
[****]    [****]

IN WITNESS WHEREOF, the parties have executed this New Product Amendment to Exhibit B to the January 2, 2007 Crown Imports LLC Importer Agreement to be effective on and after February 1, 2013.

EXTRADE II, S.A. DE C.V.                CROWN IMPORTS LLC

By:	/s/ José Parés / /s/ Mauricio Gárate	By:	/s/ W. F. Hackett
Name:	José Parés / Mauricio Gárate	Name:	W. F. Hackett
Title:	Attorneys-in-Fact	Title:	President

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.